Filed Pursuant to Rule 433
                                                    Registration No.: 333-127620

disclaimer

IMPORTANT NOTICE REGARDING THE CONDITIONS FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor the underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS
The Depositor has filed a registration statement (including the prospectus (the "Prospectus")) with the SEC for the offering to which this communication relates. Before you invest, you should read the Prospectus in the registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the Depositor or Goldman, Sachs & Co., the underwriter for this offering, will arrange to send the Prospectus to you if you request it by calling toll-free 1-866-471-2526.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

ANY LEGENDS, DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AT THE BOTTOM OF THE EMAIL COMMUNICATION TO WHICH THIS FREE WRITING PROSPECTUS IS ATTACHED RELATING
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MAY NOT BE UPDATED OR (3) THESE MATERIALS POSSIBLY BEING CONFIDENTIAL ARE NOT
APPLICABLE TO THESE MATERIALS AND SHOULD BE DISREGARDED. SUCH LEGENDS, DISCLAIMERS OR OTHER NOTICES HAVE BEEN AUTOMATICALLY GENERATED AS A RESULT OF THESE MATERIALS HAVING BEEN SENT VIA BLOOMBERG OR ANOTHER SYSTEM.

-----------------------------------
Counterparty
-----------------------------------
Underwriter            GS & Co.
Issuer                 GS & Co.
Depositor              GSMC
Seller                 GSMC
Aggregator             GSMC
Rep Provider           GSMC
Master Servicer
Trustee
MI Provider            NA
Monoline               NA
Credit Manager         NA
Federal Tax Status
-----------------------------------


----------------------------------------------------------
Originators                 Group (%)        Total (%)
----------------------------------------------------------
Mila                                28.70%        24.67%
Southstar                           34.82%        30.30%
GS Conduit                          36.48%        45.03%


----------------------------------------------------------
Servicers                   Group (%)        Total (%)
----------------------------------------------------------
Litton                             100.00%       100.00%




----------------------------------------------------------
         FICO                AGG UPB           AGG %
----------------------------------------------------------
        < 500                      303,215         0.03%
      500 - 519                  7,027,360         0.72%
      520 - 539                 14,495,309         1.49%
      540 - 559                 32,957,455         3.39%
      560 - 579                 53,913,152         5.55%
      580 - 599                117,820,739        12.13%
      600 - 619                170,527,176        17.55%
      620 - 639                186,902,928        19.24%
      640 - 659                140,863,484        14.50%
      660 - 679                 93,722,101         9.65%
      680 - 699                 56,612,023         5.83%
      700 - 719                 41,206,393         4.24%
      720 - 739                 23,560,617         2.43%
      740 - 759                 16,006,427         1.65%
      760 - 779                  9,145,022         0.94%
      780 - 799                  4,498,624         0.46%
       800 plus                  2,040,091         0.21%


--------------------------------------------------------------------
Collateral Info                      Group               TOTAL
--------------------------------------------------------------------
Gross WAC                                    7.61%             7.65%
WA CLTV                                     87.922            90.253
CLTV >80%                                   63.95%            72.20%
CLTV >90%                                   39.84%            50.97%
CLTV >95%                                   33.38%            44.65%
--------------------------------------------------------------------
LB <$50,000                                  2.44%             1.92%
LB $50k - $100k                             14.89%            12.83%
LB $100k - $150k                            23.11%            19.55%
--------------------------------------------------------------------
WA FICO                                        633               633
<560 FICO                                    4.78%             5.64%
560 - 600 FICO                              17.27%            17.68%
--------------------------------------------------------------------
SF / TH / PUD                               87.56%            88.03%
2-4 Family                                   4.61%             4.98%
Condo                                        5.49%             5.02%
Manufactured Housing (MH)                    0.00%             0.00%
Other                                        6.95%             6.95%
--------------------------------------------------------------------
Primary                                     96.30%            97.92%
Second                                       3.70%             2.08%
Investment                                   6.17%             3.79%
--------------------------------------------------------------------
Full / Alt                                  50.74%            48.35%
Stated / Limited                            46.85%            48.07%
NINA                                         0.44%             0.59%
--------------------------------------------------------------------
1st Lien                                    96.53%            96.65%
2nd Lien                                     3.47%             3.35%
--------------------------------------------------------------------
State 1                                         IL                CA
%                                           11.38%            18.13%
State 2                                         CA                IL
%                                           10.18%             9.87%
State 3                                         FL                FL
%                                            9.22%             7.68%
State 4                                         MI                TX
%                                            6.75%             7.64%
State 5                                         GA                GA
%                                            6.66%             5.84%
--------------------------------------------------------------------
ARM / HYB                                   83.51%            84.06%
Fixed                                       16.50%            15.94%
--------------------------------------------------------------------
Purchase                                    45.84%            60.85%
Refi-RT                                     11.76%             7.71%
Refi-CO                                     42.41%            31.44%
--------------------------------------------------------------------
Size                                284,687,982.42    971,602,116.71
AVG Balance                             139,758.46        157,039.29
Loan Count                                    2037              6187
--------------------------------------------------------------------
Interest Only (IO)                          36.84%            37.91%
Negative Amortization                        0.00%             0.00%
--------------------------------------------------------------------


-----------------------------------------------------------------------
      GWAC          AGG ARM UPB       ARM %     AGG FIX UPB    FIX %
-----------------------------------------------------------------------
0 - 4.5
4.5 - 5                     855,082    100.00%             -      0.00%
5 - 5.5                   4,126,741     88.07%       559,139     11.93%
5.5 - 6                  34,185,946     92.02%     2,965,318      7.98%
6 - 6.5                  77,514,420     85.42%    13,234,442     14.58%
6.5 - 7                 157,065,187     85.94%    25,706,704     14.06%
7 - 7.5                 144,488,442     86.25%    23,033,908     13.75%
7.5 - 8                 174,087,458     88.07%    23,582,487     11.93%
8 - 8.5                  90,713,360     86.75%    13,854,390     13.25%
8.5 - 9                  68,929,658     86.79%    10,493,923     13.21%
9 - 9.5                  33,683,121     83.12%     6,839,630     16.88%
9.5 - 10                 20,198,569     66.31%    10,260,016     33.69%
10 - 10.5                 6,331,280     44.12%     8,019,306     55.88%
10.5 - 11                 2,959,365     31.57%     6,415,561     68.43%
11 - 11.5                   829,228     13.65%     5,244,632     86.35%
11.5 - 12                   785,576     18.92%     3,367,438     81.08%
12 - 12.5                         -      0.00%       903,975    100.00%
12.5 - 13                         -      0.00%       316,833    100.00%
13 - 13.5                         -      0.00%        50,981    100.00%
13.5 - 14
14 - 14.5
14.5 +
-----------------------------------------------------------------------

---------------------
Ratings
---------------------
Moody's Rating   AAA
S&P Rating       AAA
Fitch Rating
DBRS Rating      AAA
---------------------


-------------------------------------
Credit Enhancement
-------------------------------------
Subordination (not including OC)
Prefund OC (%)
Initial Target OC (%)
Stepdown OC (%)
Stepdown Date
Excess Interest (12m Avg, Fwd Libor)
-------------------------------------

Notes

All non-dollar amount numbers (excluding loan count) should be formatted as percentages Any 'Group' column refers to the collateral group that backs Freddie's class

Any Total' column refers to all collateral in the deal that is crossed with Freddie's (in almost all case, the total pool)

For originators and servicers, the percentages should show what percentage any given servicer or originator is in relation to the others for both Freddie's group and for the total pool. The FICO and GWAC tables should be based on The Total pool. LB is current loan balance For the GWAC table the ARM column should sum to 100% and the Fixed column should sum to 100% (assuming there is ARM and fixed collateral) If a particular field has no data, enter 0% or $0 rather than 'NA' Don't skip buckets (ie. if there there are no loans that fall into the 600-620 FICO bucket, don't leave it out, just enter 0's)


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

--------------------------------------------------------------------------------------------------------------------------------
            Fixed                                                       Combined LTV including SS
           Full Doc               0% - 60%         60.1% - 70%            70.1% - 75%         75.1% - 79%         79.1% - 80%
--------------------------------------------------------------------------------------------------------------------------------
FICO Range  Less than 560                0.05%               0.06%                0.11%                0.01%               0.18%
              560 - 599                  0.14%               0.07%                0.23%                0.13%               0.38%
              600 - 619                  0.13%               0.07%                0.10%                0.07%               0.38%
              620 - 659                  0.09%               0.26%                0.05%                0.10%               0.43%
              660 - 699                  0.05%               0.02%                0.03%                0.05%               0.13%
              700 - 740                  0.01%               0.04%                0.00%                0.00%               0.02%
                740 +                    0.03%               0.04%                0.00%                0.00%               0.02%

---------------------------------------------------------------------------------------
            Fixed                              Combined LTV including SS
           Full Doc               80.1% - 90%         90.1% - 95%          95.1% +
---------------------------------------------------------------------------------------
FICO Range  Less than 560                  0.08%              0.00%               0.00%
              560 - 599                    0.40%              0.19%               0.74%
              600 - 619                    0.34%              0.08%               0.88%
              620 - 659                    0.38%              0.24%               1.15%
              660 - 699                    0.19%              0.08%               0.92%
              700 - 740                    0.11%              0.04%               0.32%
                740 +                      0.10%              0.04%               0.15%


---------------------------------------------------------------------------------------------------------------------------
            Fixed                                                    Combined LTV including SS
         Not Full Doc                  0% - 60%                  60.1% - 70%          70.1% - 75%        75.1% - 79%
---------------------------------------------------------------------------------------------------------------------------
FICO Range  Less than 560                 0.01%                        0.00%              0.02%               0.00%
              560 - 599                   0.05%                        0.04%              0.05%               0.04%
              600 - 619                   0.00%                        0.10%              0.07%               0.02%
              620 - 659                   0.09%                        0.11%              0.05%               0.03%
              660 - 699                   0.09%                        0.03%              0.07%               0.06%
              700 - 740                   0.00%                        0.06%              0.06%               0.05%
                740 +                     0.02%                        0.00%              0.00%               0.00%

----------------------------------------------------------------------------------------------------------
            Fixed                                           Combined LTV including SS
         Not Full Doc               79.1% - 80%         80.1% - 90%        90.1% - 95%         95.1% +
----------------------------------------------------------------------------------------------------------
FICO Range  Less than 560                   0.09%               0.00%             0.00%              0.00%
              560 - 599                     0.08%               0.07%             0.01%              0.00%
              600 - 619                     0.10%               0.07%             0.03%              0.31%
              620 - 659                     0.32%               0.19%             0.06%              1.42%
              660 - 699                     0.28%               0.23%             0.04%              0.80%
              700 - 740                     0.07%               0.08%             0.00%              0.46%
                740 +                       0.01%               0.05%             0.02%              0.16%


---------------------------------------------------------------------------------------------------------------------
        Amortizing ARM                                             Combined LTV including SS
           Full Doc                    0% - 60%                  60.1% - 70%          70.1% - 75%        75.1% - 79%
---------------------------------------------------------------------------------------------------------------------
FICO Range  Less than 560                 0.20%                        0.26%              0.36%               0.20%
              560 - 599                   0.16%                        0.24%              0.28%               0.15%
              600 - 619                   0.10%                        0.06%              0.09%               0.12%
              620 - 659                   0.06%                        0.05%              0.16%               0.15%
              660 - 699                   0.02%                        0.00%              0.01%               0.00%
              700 - 740                   0.00%                        0.00%              0.00%               0.01%
                740 +                     0.00%                        0.00%              0.00%               0.00%

-----------------------------------------------------------------------------------------------------
        Amortizing ARM                                   Combined LTV including SS
           Full Doc              79.1% - 80%         80.1% - 90%        90.1% - 95%         95.1% +
-----------------------------------------------------------------------------------------------------
FICO Range  Less than 560              0.42%               1.95%             0.20%              0.03%
              560 - 599                1.71%               1.84%             0.92%              3.14%
              600 - 619                0.73%               0.75%             0.27%              1.86%
              620 - 659                0.87%               1.01%             0.49%              1.97%
              660 - 699                0.29%               0.31%             0.11%              0.34%
              700 - 740                0.06%               0.10%             0.09%              0.23%
                740 +                  0.06%               0.04%             0.04%              0.08%

1. We would expect up to six FICO/CLTV grids on every deal, grouped by product and doc type

2.    Combined LTV = First Lien + Second + Silent Second

3. Use CLTV for securitized second liens (e.g., 100% CLTV on an 80/20 second lien, not 20%)

4.    Approximate loan population fine

5. Each cell would be populated by percentage of pool that shares Freddie Mac sub protection

6.    The sum of all six FICO/CLTV grids should sum to 100%


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

-----------------------------------------------------------------------------------------------------------------------------
             Amortizing ARM                                            Combined LTV including SS
              Not Full Doc                0% - 60%         60.1% - 70%        70.1% - 75%       75.1% - 79%       79.1% - 80%
-----------------------------------------------------------------------------------------------------------------------------
FICO Range       Less than 560               0.10%              0.27%             0.16%             0.14%            0.22%
                   560 - 599                 0.19%              0.12%             0.16%             0.15%            0.69%
                   600 - 619                 0.03%              0.07%             0.17%             0.12%            1.25%
                   620 - 659                 0.01%              0.08%             0.18%             0.07%            2.14%
                   660 - 699                 0.06%              0.01%             0.08%             0.09%            1.08%
                   700 - 740                 0.02%              0.00%             0.01%             0.00%            0.33%
                     740 +                   0.00%              0.00%             0.00%             0.00%            0.15%

----------------------------------------------------------------------------------------
             Amortizing ARM                           Combined LTV including SS
              Not Full Doc                80.1% - 90%       90.1% - 95%           95.1% +
----------------------------------------------------------------------------------------
FICO Range       Less than 560                0.29%             0.00%             0.00%
                   560 - 599                  1.83%             0.10%             0.28%
                   600 - 619                  1.25%             0.51%             2.61%
                   620 - 659                  1.72%             0.64%             3.54%
                   660 - 699                  0.79%             0.11%             1.26%
                   700 - 740                  0.39%             0.05%             0.49%
                     740 +                    0.34%             0.02%             0.35%


-----------------------------------------------------------------------------------------------------------------------------
           Non-Amortizing ARM                                         Combined LTV including SS
                Full Doc                  0% - 60%         60.1% - 70%       70.1% - 75%       75.1% - 79%        79.1% - 80%
-----------------------------------------------------------------------------------------------------------------------------
FICO Range       Less than 560               0.02%              0.00%             0.00%             0.00%             0.02%
                   560 - 599                 0.02%              0.05%             0.07%             0.05%             0.22%
                   600 - 619                 0.01%              0.02%             0.06%             0.16%             0.66%
                   620 - 659                 0.08%              0.06%             0.07%             0.17%             0.73%
                   660 - 699                 0.02%              0.13%             0.00%             0.00%             0.40%
                   700 - 740                 0.00%              0.00%             0.00%             0.00%             0.14%
                     740 +                   0.00%              0.00%             0.00%             0.00%             0.07%

-----------------------------------------------------------------------------------------
           Non-Amortizing ARM                         Combined LTV including SS
                Full Doc                  80.1% - 90%        90.1% - 95%        95.1% +
-----------------------------------------------------------------------------------------
FICO Range       Less than 560                  0.10%             0.06%             0.03%
                   560 - 599                    0.85%             0.20%             1.18%
                   600 - 619                    0.48%             0.23%             1.74%
                   620 - 659                    1.20%             0.37%             2.41%
                   660 - 699                    0.58%             0.09%             1.43%
                   700 - 740                    0.19%             0.00%             0.46%
                     740 +                      0.07%             0.05%             0.33%


-----------------------------------------------------------------------------------------------------------------------------
           Non-Amortizing ARM                                        Combined LTV including SS
              Not Full Doc                0% - 60%         60.1% - 70%       70.1% - 75%       75.1% - 79%        79.1% - 80%
-----------------------------------------------------------------------------------------------------------------------------
FICO Range       Less than 560               0.00%              0.00%             0.00%             0.00%             0.00%
                   560 - 599                 0.01%              0.07%             0.03%             0.03%             0.06%
                   600 - 619                 0.00%              0.04%             0.08%             0.07%             0.14%
                   620 - 659                 0.06%              0.29%             0.13%             0.12%             1.66%
                   660 - 699                 0.00%              0.10%             0.00%             0.08%             0.85%
                   700 - 740                 0.00%              0.00%             0.00%             0.00%             0.30%
                     740 +                   0.00%              0.02%             0.00%             0.00%             0.03%

-----------------------------------------------------------------------------------------
           Non-Amortizing ARM                         Combined LTV including SS
              Not Full Doc                80.1% - 90%        90.1% - 95%        95.1% +
-----------------------------------------------------------------------------------------
FICO Range       Less than 560                  0.00%             0.00%             0.00%
                   560 - 599                    0.18%             0.00%             0.07%
                   600 - 619                    0.38%             0.10%             0.62%
                   620 - 659                    1.32%             0.48%             6.49%
                   660 - 699                    0.64%             0.31%             3.21%
                   700 - 740                    0.17%             0.17%             2.15%
                     740 +                      0.20%             0.00%             0.78%

        ---------------------------------
        Check for 0's
        Total equals 100%          0.00%
        GT 80% Match              -0.12%
        ARM Match                  0.00%
        ARM IO Match              -1.16%           There are FIXED IO loans
        FICO % Match               0.00%
        ---------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
            Fixed                                                 Combined LTV (excluding Silent Second)
           Full Doc                  0% - 60%            60.1% - 70%         70.1% - 75%          75.1% - 79%          79.1% - 80%
-----------------------------------------------------------------------------------------------------------------------------------
FICO Range  Less than 560                  0.05%               0.06%                 0.11%              0.01%                 0.18%
              560 - 599                    0.14%               0.07%                 0.23%              0.14%                 0.75%
              600 - 619                    0.13%               0.07%                 0.10%              0.08%                 0.81%
              620 - 659                    0.09%               0.26%                 0.05%              0.10%                 1.05%
              660 - 699                    0.05%               0.02%                 0.03%              0.08%                 0.63%
              700 - 740                    0.01%               0.04%                 0.04%              0.00%                 0.14%
                740 +                      0.03%               0.04%                 0.00%              0.00%                 0.16%

---------------------------------------------------------------------------------------------
            Fixed                 Combined LTV (excluding Silent Second)
           Full Doc                    80.1% - 90%       90.1% - 95%         95.1% +
--------------------------------------------------------------------------------------
FICO Range  Less than 560                  0.08%             0.00%               0.00%
              560 - 599                    0.41%             0.16%               0.37%
              600 - 619                    0.31%             0.08%               0.46%
              620 - 659                    0.37%             0.20%               0.58%
              660 - 699                    0.18%             0.06%               0.42%
              700 - 740                    0.11%             0.04%               0.16%
                740 +                      0.10%             0.01%               0.03%


-----------------------------------------------------------------------------------------------------------------------------------
            Fixed                                                 Combined LTV (excluding Silent Second)
         Not Full Doc                0% - 60%            60.1% - 70%         70.1% - 75%          75.1% - 79%          79.1% - 80%
-----------------------------------------------------------------------------------------------------------------------------------
FICO Range  Less than 560                  0.01%               0.00%                 0.02%              0.00%                 0.09%
              560 - 599                    0.05%               0.04%                 0.05%              0.04%                 0.08%
              600 - 619                    0.00%               0.10%                 0.07%              0.04%                 0.34%
              620 - 659                    0.09%               0.11%                 0.07%              0.05%                 0.88%
              660 - 699                    0.09%               0.03%                 0.09%              0.06%                 0.62%
              700 - 740                    0.00%               0.06%                 0.06%              0.05%                 0.16%
                740 +                      0.02%               0.00%                 0.00%              0.00%                 0.15%

------------------------------------------------------------------------------------
            Fixed                         Combined LTV (excluding Silent Second)
         Not Full Doc                80.1% - 90%       90.1% - 95%         95.1% +
------------------------------------------------------------------------------------
FICO Range  Less than 560                0.00%             0.00%               0.00%
              560 - 599                  0.07%             0.01%               0.00%
              600 - 619                  0.04%             0.03%               0.08%
              620 - 659                  0.21%             0.04%               0.82%
              660 - 699                  0.21%             0.03%               0.48%
              700 - 740                  0.08%             0.00%               0.36%
                740 +                    0.02%             0.02%               0.06%


-----------------------------------------------------------------------------------------------------------------------------------
        Amortizing ARM                                             Combined LTV (excluding Silent Second)
           Full Doc                    0% - 60%            60.1% - 70%         70.1% - 75%          75.1% - 79%          79.1% - 80%
-----------------------------------------------------------------------------------------------------------------------------------
FICO Range  Less than 560                  0.20%               0.26%                 0.36%              0.20%                 0.44%
              560 - 599                    0.16%               0.24%                 0.32%              0.26%                 4.48%
              600 - 619                    0.11%               0.06%                 0.12%              0.21%                 2.06%
              620 - 659                    0.06%               0.05%                 0.18%              0.24%                 2.35%
              660 - 699                    0.02%               0.00%                 0.01%              0.02%                 0.56%
              700 - 740                    0.00%               0.00%                 0.00%              0.01%                 0.17%
                740 +                      0.00%               0.00%                 0.00%              0.01%                 0.12%

------------------------------------------------------------------------------------
        Amortizing ARM                      Combined LTV (excluding Silent Second)
           Full Doc                  80.1% - 90%       90.1% - 95%         95.1% +
------------------------------------------------------------------------------------
FICO Range  Less than 560                1.97%             0.19%               0.01%
              560 - 599                  1.88%             0.71%               0.39%
              600 - 619                  0.74%             0.21%               0.48%
              620 - 659                  1.02%             0.45%               0.40%
              660 - 699                  0.31%             0.11%               0.06%
              700 - 740                  0.16%             0.04%               0.12%
                740 +                    0.00%             0.03%               0.07%

1. We would expect up to six FICO/CLTV grids on every deal, grouped by product and doc type

2.    Combined LTV = First Lien + Second + Silent Second

3. Use CLTV for securitized second liens (e.g., 100% CLTV on an 80/20 second lien, not 20%)

4.    Approximate loan population fine

5. Each cell would be populated by percentage of pool that shares Freddie Mac sub protection

6.    The sum of all six FICO/CLTV grids should sum to 100%

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imposing any limitation of any kind.

---------------------------------------------------------------------------------------------------------------------
           Amortizing ARM                                      Combined LTV (excluding Silent Second)
            Not Full Doc                        0% - 60%           60.1% - 70%        70.1% - 75%         75.1% - 79%
---------------------------------------------------------------------------------------------------------------------
FICO Range      Less than 560                     0.10%                0.29%              0.16%             0.14%
                  560 - 599                       0.19%                0.12%              0.19%             0.17%
                  600 - 619                       0.03%                0.09%              0.29%             0.12%
                  620 - 659                       0.01%                0.08%              0.28%             0.16%
                  660 - 699                       0.06%                0.01%              0.14%             0.10%
                  700 - 740                       0.02%                0.00%              0.02%             0.03%
                    740 +                         0.00%                0.00%              0.00%             0.00%

-----------------------------------------------------------------------------------------------------------------
           Amortizing ARM                                     Combined LTV (excluding Silent Second)
            Not Full Doc                        79.1% - 80%          80.1% - 90%      90.1% - 95%         95.1% +
-----------------------------------------------------------------------------------------------------------------
FICO Range      Less than 560                      0.22%               0.27%            0.00%             0.00%
                  560 - 599                        1.05%               1.80%            0.00%             0.01%
                  600 - 619                        3.78%               1.28%            0.39%             0.02%
                  620 - 659                        5.60%               1.65%            0.44%             0.17%
                  660 - 699                        2.17%               0.77%            0.07%             0.16%
                  700 - 740                        0.80%               0.36%            0.00%             0.07%
                    740 +                          0.48%               0.34%            0.02%             0.03%


-----------------------------------------------------------------------------------------------------------------------------
           Non-Amortizing ARM                                  Combined LTV (excluding Silent Second)
                Full Doc                        0% - 60%           60.1% - 70%        70.1% - 75%         75.1% - 79%
-----------------------------------------------------------------------------------------------------------------------------
FICO Range      Less than 560                     0.02%                0.00%              0.01%             0.00%
                  560 - 599                       0.02%                0.05%              0.07%             0.15%
                  600 - 619                       0.01%                0.02%              0.06%             0.21%
                  620 - 659                       0.08%                0.16%              0.12%             0.14%
                  660 - 699                       0.02%                0.13%              0.00%             0.10%
                  700 - 740                       0.00%                0.00%              0.01%             0.00%
                    740 +                         0.00%                0.00%              0.00%             0.00%

-----------------------------------------------------------------------------------------------------------------
           Non-Amortizing ARM                                Combined LTV (excluding Silent Second)
                Full Doc                        79.1% - 80%          80.1% - 90%      90.1% - 95%         95.1% +
-----------------------------------------------------------------------------------------------------------------
FICO Range      Less than 560                      0.06%               0.10%            0.03%             0.00%
                  560 - 599                        1.32%               0.82%            0.15%             0.07%
                  600 - 619                        2.29%               0.46%            0.17%             0.14%
                  620 - 659                        3.12%               1.17%            0.23%             0.08%
                  660 - 699                        1.54%               0.55%            0.09%             0.22%
                  700 - 740                        0.39%               0.19%            0.00%             0.20%
                    740 +                          0.19%               0.07%            0.03%             0.23%




---------------------------------------------------------------------------------------------------------------------
           Non-Amortizing ARM                                  Combined LTV (excluding Silent Second)
              Not Full Doc                      0% - 60%           60.1% - 70%        70.1% - 75%         75.1% - 79%
---------------------------------------------------------------------------------------------------------------------
FICO Range      Less than 560                     0.00%                0.00%              0.00%             0.00%
                  560 - 599                       0.01%                0.07%              0.05%             0.03%
                  600 - 619                       0.00%                0.04%              0.08%             0.09%
                  620 - 659                       0.06%                0.31%              0.13%             0.29%
                  660 - 699                       0.00%                0.10%              0.00%             0.11%
                  700 - 740                       0.00%                0.00%              0.00%             0.05%
                    740 +                         0.00%                0.02%              0.00%             0.08%

-----------------------------------------------------------------------------------------------------------------
           Non-Amortizing ARM                                   Combined LTV (excluding Silent Second)
              Not Full Doc                      79.1% - 80%          80.1% - 90%      90.1% - 95%         95.1% +
-----------------------------------------------------------------------------------------------------------------
FICO Range      Less than 560                      0.00%               0.00%            0.00%             0.00%
                  560 - 599                        0.12%               0.16%            0.00%             0.00%
                  600 - 619                        0.78%               0.38%            0.05%             0.02%
                  620 - 659                        8.46%               1.13%            0.09%             0.08%
                  660 - 699                        4.29%               0.62%            0.07%             0.00%
                  700 - 740                        2.36%               0.17%            0.14%             0.06%
                    740 +                          0.61%               0.16%            0.00%             0.17%

        ----------------------------------
        Check for 0's
        Total equals 100%           0.00%
        GT 80% Match              -40.07%
        ARM Match                   0.00%
        ARM IO Match               -1.16%        There are FIXED IO loans
        FICO % Match                0.00%
        ----------------------------------